UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):

December 8, 2021

Dun & Bradstreet Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 1-39361

Delaware	83-2008699
(State of incorporation)	(I.R.S. Employer Identification No.)

101 JFK Parkway Short Hills, NJ 07078
(Address of principal executive offices)

(973) 921-5500

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	DNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K under the heading “Intention to Redeem Existing Unsecured Notes” is incorporated herein by reference.

Item 8.01 Other Events.

Notes Offering

On December 8, 2021, Dun & Bradstreet Holdings, Inc. announced that its indirect wholly owned subsidiary, the Dun & Bradstreet Corporation (the “Issuer”), launched and priced an offering (the “Offering”) of $460.0 million aggregate principal amount of 5.00% senior notes due 2029 (the “Notes”) in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Intention to Redeem Existing Unsecured Notes

The proceeds from the Offering and cash on hand, will be used to fund the full redemption of the Issuer’s currently outstanding 10.250% senior notes due 2027 (the “Existing Notes”). Concurrently with the commencement of the Offering, the Issuer issued a conditional notice of redemption to holders of the Existing Notes to redeem in full the Existing Notes (the “Redemption”). The Redemption will be conditioned upon, among other requirements, the consummation of the Offering, which shall have resulted in aggregate gross proceeds to the Issuer of at least $460.0 million. There can be no assurances as to when and if the Offering will be completed or such conditions satisfied and the Issuer may waive the conditions at its discretion.

Copies of the press releases announcing the Offering and the Redemption are attached to this report as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release, dated December 8, 2021, announcing the Offering and the Redemption
Exhibit 99.2	Press Release, dated December 8, 2021, announcing the pricing of the Offering
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUN & BRADSTREET HOLDINGS, INC.

By:	/s/ Bryan T. Hipsher
Bryan T. Hipsher
Chief Financial Officer
(Principal Financial Officer)

Date:   December 8, 2021